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                                                                    EXHIBIT 10.9

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
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         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Second Amendment")
is made and entered into to be effective as of the 3rd day of December, 2001 between GREATE BAY CASINO CORPORATION, a Delaware corporation (the "Employer"), and JOHN C. HULL (the "Employee") with reference to the foregoing.

                                    RECITALS
                                    --------

         A. Employer and Employee entered into that certain Employment Agreement dated as of February 13, 2000 (as amended by that certain First Amendment to Employment Agreement dated as of January 1, 2001, the "Existing Employment Agreement"); and

         B. Employer and Employee now desire to amend the Existing Employment Agreement as provided below.

                                   AGREEMENTS
                                   ----------

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Paragraph 6 of the Existing Employment Agreement is hereby amended in its entirety to read as follows:

         "6.      TERM. The term of this Agreement shall commence on the
                  ----
                  Effective Date and expire on the date of entry of a final decree in the Chapter 11 bankruptcy action (the "Chapter 11 Bankruptcy Action") which Employer and certain of its subsidiaries (the "Debtors") will shortly file with the United States Bankruptcy Court for the District of Delaware (the "Term"), unless sooner terminated as provided herein."

2. Paragraph 8(b) of the Existing Employment Agreement is hereby amended in its entirety to read as follows:

         "(b)     Bonus. In addition to receiving the base salary prescribed
                  -----
                  under Paragraph 8(a) above, Employee shall also be entitled to receive (i) a bonus for the calendar year 2001 in the amount of $35,000 due and payable on the first to occur of the execution and delivery of the Stock Purchase Agreement among Employer, PPI Corporation, Advanced Casino Systems Corporation and ACSC Acquisitions, Inc. or December 31, 2001 and (ii) a bonus for the calendar year 2002 in the amount of $50,000 which shall be due and payable on the date of the successful consummation of the plan of reorganization confirmed by the Bankruptcy Court in the Chapter 11 Bankruptcy Action of the Debtors."

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3. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4. If any provision of this Second Amendment or the application hereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this Second Amendment or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this Second Amendment shall be valid and enforced to the fullest extent permitted by law.

5. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY OF SUCH STATE'S DOCTRINES REGARD CONFLICTS OF LAWS.

6. Except as amended hereby, the Existing Employment Agreement shall continue in full force and effect without any further action by the parties thereto. On or after the effective date of this Second Amendment, references to the "Agreement" in the Existing Employment Agreement, as amended hereby, shall be deemed to mean, for purposes of determining the rights, remedies, obligations and liabilities of the parties thereto and all other purposes, the Existing Employment Agreement, as amended by this Second Amendment.

   IN WITNESS WHEREOF, the parties to this Second Amendment have executed such First Amendment effective as of the date first set forth above.

                              /s/ John C. Hull
                              --------------------------------
                             John C. Hull

                             GREATE BAY CASINO CORPORATION


                             By:  /s/ Edward T. Pratt III
                                ------------------------------
                                  Name: Edward T. Pratt III
                                  Title:   President and Chief Operating Officer

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